Interest expense and similar charges	12 Months Ended
Dec. 31, 2021
Interest expense and similar charges
Interest expense and similar charges

35. Interest expense and similar charges

Interest expense and similar charges in the consolidated income statement include the interest accrued during the year on all financial liabilities with an implicit or explicit return, calculated by applying the effective interest method, irrespective of measurement at fair value, the adjustment to interest expense as a result of hedge accounting and the net interest cost attributable to pension plans.

The breakdown of the main items of interest expense and similar charges accrued in 2019, 2020 and 2021 is as follows:

	2019	2020	2021

Deposits from credit institutions	9,041	12,400	10,967
Customer deposits	35,036	28,235	19,224
Marketable debt securities	5,398	5,756	5,308
Subordinated liabilities	1,597	1,767	1,668
Hedging financial derivatives	222	193	299
Other interest expense	6,780	1,824	2,214
	58,074	50,175	39,680